UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 15, 2005

Date of Report (Date of earliest event reported)

SIEBEL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20725	94-3187233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2207 Bridgepointe Parkway

San Mateo, CA 94404

(Address of principal executive offices, including zip code)

(650) 477-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 15, 2005, Siebel Systems, Inc. announced that the U.S. Department of Justice has cleared its proposed acquisition by Oracle Corporation under the Hart-Scott-Rodino Act. The transaction still requires regulatory clearance from the European Commission and is subject to other conditions.

The press release is furnished and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release entitled “Department of Justice Clears Siebel Systems Acquisition” dated November 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIEBEL SYSTEMS, INC.

Dated: November 17, 2005	By:	/s/ George T. Shaheen
George T. Shaheen
Chief Executive Officer